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[AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
713-626-1919


A I M Advisors, Inc.


   February 28, 2007



   VIA EDGAR

   Ruth Sanders
   Division of Investment Management
   EDGAR Support
   Securities and Exchange Commission
   Judiciary Plaza
   450 Fifth Street, N.W.
   Washington, DC   20549

   Re:   AIM Tax-Exempt Funds
         CIK:  0000909466
         Series No.S000000170 - AIM High Income Municipal Fund

   Dear Ms. Sanders:

   This submission is being made solely for the purpose of obtaining a class identifier for the following class of the above registrant and series which has been effective since 7/31/06:

         AIM High Income Municipal Fund - Institutional Class

   This class had been registered under a 485(b) filing made 7/25/06 for which the accession number 0000950129-06-007283 was assigned.

   At the time of this submission, I am unaware of any ticker symbol having been assigned to this class.

   I understand the filing of this letter will automatically assign the requested class identifier. However, since this registrant and class will be submitting a 497(e) filing later today, please advise us as soon as practical if this is not the case.

   Should you have any questions, please do not hesitate to contact me.

   Thank you -

   /s/ JODY COOK

   Jody Cook
   Legal Assistant
   713.214.1108
   jody.cook@aiminvestments.com

A Member of the AMVESCAP Group